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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-19477) pertaining to the 1996 Stock Option Plan of Prosoft I-Net Solutions, Inc. (formerly known as Prosoft Development, Inc.) of our report dated October 24, 1997, with respect to the consolidated financial statements of Prosoft I-Net Solutions, Inc. included in the Annual Report (Form 10-K) for the year ended July 31, 1998.

Orange County, California
November __, 1998